UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2016

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 21, 2016, Epizyme, Inc. (the “Company”) entered into a collaboration agreement with Genentech, a member of the Roche Group (“Genentech”), to conduct a phase 1b clinical trial to investigate the anti-cancer effects of the Company’s EZH2 inhibitor, tazemetostat, and Genentech’s recently approved anti-PD-L1 cancer immunotherapy, Tecentriq™ (atezolizumab), when used in combination. The trial will evaluate this combination regimen for the treatment of patients with relapsed or refractory diffuse large B-cell lymphoma (DLBCL). Under the agreement, each company will supply its respective anti-cancer agent to support the trial and share equally in the trial’s costs. Genentech will manage study operations for the trial. The Company expects that patient enrollment in the trial will begin in the second half of 2016.

Cautionary Note on Forward-Looking Statements

Any statements in this report about future expectations, plans and prospects for the Company and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plans,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties inherent in the initiation of future clinical studies, availability and timing of data from ongoing clinical studies, whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials, expectations for regulatory approvals, whether the Company’s collaborations such as its collaboration with Genentech described in this report will be successful, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements, other matters that could affect the availability or commercial potential of the Company’s therapeutic candidates and other factors discussed in the “Risk Factors” section of our Form 10-Q most recently filed with the SEC, and in our other filings from time to time with the SEC. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: June 22, 2016	By:	/s/ Robert B. Bazemore
Name: Robert B. Bazemore Title: President and Chief Executive Officer